                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                  May 30, 1995




                          CHARTER ONE FINANCIAL, INC.
- - -----------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




           Delaware                 0-16311                  34-1567092
- - -----------------------------------------------------------------------------
        (State or other        (Commission File            (IRS Employer
        jurisdiction of             Number)                Identification
         incorporation)                                          No.)





1215 Superior Avenue, Cleveland, Ohio                          44114
- - -----------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)





       Registrant's telephone number, including area code: (216) 566-5300
- - -----------------------------------------------------------------------------

Item 5.  Other Events

         On May 30, 1995, Charter One Financial, Inc. ("Charter One") entered into an Agreement and Plan of Merger (the "Merger Agreement") with FirstFed Michigan Corporation ("FirstFed") pursuant to which FirstFed will merge with and into Charter One (the "Merger") in a "merger of equals" transaction. Upon the Merger, each share of common stock, $0.01 par value, of FirstFed shall be converted into the right to receive 1.2 shares of common stock, $0.01 par value, of Charter One.

         The joint press release of Charter One and FirstFed and supplementary information about the Merger are filed as Exhibits to this Report and are incorporated herein by reference. The Merger Agreement and certain exhibits thereto will be filed by amendment to this Report.

         The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7.  Financial Statements and Exhibits.


         (c)     Exhibits.

         The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           CHARTER ONE FINANCIAL, INC.



Date:  May 31, 1995                        By:   /s/ Charles John Koch
                                               --------------------------
                                                 Charles John Koch
                                                 President and Chief
                                                 Executive Officer

                                 EXHIBIT INDEX




Exhibit
Number                                     Description


99.1             Joint press release of Charter One Financial, Inc.
                 and FirstFed Michigan Corporation, dated May 30, 1995

99.2             Supplementary information regarding the Merger